EXHIBIT 25

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
              OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

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        100 Wall Street, New York, NY                              10005
   (Address of principal executive offices)                        (Zip Code)


                            FOR INFORMATION, CONTACT:
                         Patrick Crowley, Vice President
                      U.S. Bank Trust National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2505


                    CENTRAL HUDSON GAS & ELECTRIC CORPORATION
               (Exact name of obligor as specified in its charter)

          NEW YORK                                        14-0555980
 (State or other jurisdiction of                          (I. R. S. Employer
 incorporation or organization)                           Identification No.)

 284 SOUTH AVENUE
 POUGHKEEPSIE, NEW YORK                                      12601-4879
 (Address of principal executive offices)                    (Zip Code)

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                                 DEBT SECURITIES

Item 1.           GENERAL INFORMATION.

     Furnish the following information as to the trustee - -

     (a) Name and address of each examining or supervising authority to which it is subject.

                           NAME                                ADDRESS

                 Comptroller of the Currency               Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.            LIST OF EXHIBITS.

Exhibit 1. Articles of Association of U.S. Bank Trust National Association,
           incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

Exhibit 2. Certificate of Authority to Commence Business for First Trust of
           New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank
           Trust National Association, incorporated herein by reference to
           Exhibit 3 of Form T-1, Registration No. 333-51961.

Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

Exhibit 5. Not applicable.

Exhibit 6. Consent of First Trust of New York, National Association now
           known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as
           of the close of business on December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8. Not applicable.

Exhibit 9. Not applicable.





                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, the 22nd day of February, 2002.

                                                              U.S. BANK TRUST
                                                            NATIONAL ASSOCIATION



                              By: /s/ ROUBA FAKIH
                                 -------------------------
                                   Rouba Fakih
                                   Assistant Vice President

                                                                       EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2001

                                    ($000'S)

                                                                   12/31/2001
                                                                   ----------
ASSETS
     Cash and Due From Depository Institutions                       $67,365
     Fixed Assets                                                        379
     Intangible Assets                                                49,368
     Other Assets                                                     12,931
                                                                    --------
         TOTAL ASSETS                                               $130,043


LIABILITIES
     Other Liabilities                                               $10,786
                                                                    --------
     TOTAL LIABILITIES                                               $10,786

EQUITY
     Common and Preferred Stock                                       $1,000
     Surplus                                                         120,932
     Undivided Profits                                                (2,675)
                                                                    --------
         TOTAL EQUITY CAPITAL                                       $119,257

TOTAL LIABILITIES AND EQUITY CAPITAL                                $130,043

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association



By:      /s/ ROUBA FAKIH
         Assistant Vice President

Date:  February 22, 2002